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                                                                 EXHIBIT 23.2(b)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 17, 1998, relating to Pacer Infotec, Inc. and Subsidiaries, in the Registration Statement (Amendment No. 1 to Form S-1
No. 333-78517) and related Prospectus of AverStar, Inc. for the registration of 4,000,000 shares of its common stock.


                                    Ernst & Young LLP
Boston, Massachusetts
July 15, 1999